UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): February 7, 2014

Imperva, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35338	03-0460133
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

3400 Bridge Parkway, Suite 200

Redwood Shores, CA 94065

(650) 345-9000

(Address, including zip code, and telephone number, including area code,

of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment is being filed to supplement Item 2.01 of the Current Report on Form 8-K filed by Imperva, Inc. (“Imperva” or the “Company”) with the Securities and Exchange Commission (“SEC”) on February 11, 2014, to include the historical financial statements of SkyFence Networks Ltd. (“SkyFence”), the acquired business, and the unaudited pro forma condensed combined financial information required pursuant to Rule 3-05 and Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements are filed as exhibits hereto and incorporated by reference herein:

The audited consolidated balance sheet of SkyFence as of December 31, 2013 and the related consolidated statements of comprehensive loss, changes in shareholders’ equity and cash flows for the year ended December 31, 2013, together with the report thereon, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Imperva as of December 31, 2013 and the related pro forma condensed combined statement of operations for the year ended December 31, 2013, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(c) Exhibit Index

Exhibit Number	Description

23.1	Consent of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, Independent Auditors.

99.1	Audited Consolidated Balance Sheet of SkyFence Networks Ltd., as of December 31, 2013 and the related Consolidated Statements of Comprehensive Loss, Changes in Shareholders’ Equity and Cash Flows for the year ended December 31, 2013.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Imperva, Inc. as of December 31, 2013 and the related Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, hereunto duly authorized.

Imperva, Inc.

Date: April 21, 2014	/s/ Terrence Schmid
Terrence Schmid
Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit Number	Description

23.1	Consent of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, Independent Auditors.

99.1	Audited Consolidated Balance Sheets of SkyFence Networks Ltd., as of December 31, 2013 and the related Consolidated Statements of Comprehensive Loss, Changes in Shareholders’ Equity and Cash Flows for the year ended December 31, 2013.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Imperva, Inc. as of December 31, 2013 and the related Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2013.